                                 Exhibit 10.32

                          Supplemental Agreement No.10
                                       to
                           Purchase Agreement No.1498
                                    between
                               The Boeing Company
                                      and
                    International Lease Finance Corporation
                  Relating to Boeing Model 767-300ER Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 12th day of November, 1993, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and International Lease Finance Corporation, a company with its principal office in the City of Los Angeles, State of California, (hereinafter called Buyer);


                              W I T N E S S E T H:


     WHEREAS, the parties hereto entered into an agreement on August 25, 1988, relating to Boeing Model 767-300ER aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

     WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth, to correct the Schedule 1 thereto; and to provide performance guarantees for two of the Aircraft,

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Schedule 1 to the Purchase Agreement, entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Schedule 1; correcting configuration references for the October 1994 and May 1995 Aircraft.

Such revised Schedule 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

2.  *

5. Boeing and Buyer agree that the terms and conditions of Letter Agreement No. 1498-1, dated August 25, 1988, shall apply to this Supplemental Agreement No. 10 and related letter agreements.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                           International Lease
                                             Finance Corporation



By: R. Leo Lyons                             By: Steven Udvar-Hazy

Its: Attorney-In-Fact                        Its: President

            Attachment A to Supplemental Agreement No.10 to Purchase
          Agreement No.1498  Schedule 1 to Purchase Agreement No. 1498
            SCHEDULE 1  (as revised by Supplemental Agreement No.10)
             AIRCRAFT DELIVERIES AND DESCRIPTIONS  MODEL 767-300ER

                                                                                                     Article 5.1
                                                                                                     Advance
Month of                Quantity       Detail Specification            Configuration   Article 3.1   Payment
Delivery                of Aircraft    Number and Date                  Exhibit No.    Basic Price   Basic Price
January 1991            One (1)        D6T10330-UILF 08-22-89                A-1        *             *
April 1991              One (1)        D6T10330ILF-NZ 12-19-89               A-3        *             *
June 1991               One (1)        D6T10330-UILF 08-22-89                A-1        *             *

January 1992            One (1)        D6T10330ILF-NZ 12-19-89               A-3        *             *
February 1992           One (1)        D6T10330ILF-AAR 08-22-89              A-5        *             *

April 1993              Two (2)        D6T10330UKL 03-29-92                  A-6        *             *

March 1994              One (1)        D6T10330ILF 08-22-89                  A          *             *
May 1994                One (1)        D6T10330ILF 08-22-89                  A          *             *
September 1994          One (1)        D6T10330ILF 06-28-91                  A-8        *             *
October 1994            One (1)        D6T10330ILF 02-16-90                  A-4        *             *

March 1995              One (1)        D6T10330ILF 02-16-90                  A-4        *             *
May 1995                One (1)        D6T10330ILF-3 03-20-92                A-7        *             *
September 1995          One (1)        D6T10330ILF-3 03-20-92                A-7        *             *
October 1995            One (1)        D6T10330ILF 08-22-89                  A          *             *
December 1995           One (1)        D6T10330ILF-1 08-22-89                A-2        *             *

  Total                 Sixteen (16)


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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